Exhibit (a)(vii) under Form N-1A
                                     Exhibit (3)(i) under Item 601/Reg. S-K


                          FEDERATED EQUITY FUNDS

                             Amendment No. 13
                                  to the
                 RESTATED AND AMENDED DECLARATION OF TRUST
                           dated August 15, 1995


THIS Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and Designation of Series or Class.
Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                    Federated Aggressive Growth Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
                  Federated Capital Appreciation Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
                Federated Communications Technology Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
                    Federated Growth Strategies Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
                        Federated Kaufmann Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
                             Class K Shares
                   Federated Kaufmann Small Cap Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
                    Federated Large Cap Growth Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares

                     Federated Large Cap Tech Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
                   Federated Market Opportunity Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares
                       Federated New Economy Fund
                             Class A Shares
                             Class B Shares
                             Class C Shares


      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 24th day of August, 2001, effective as of August 31, 2001.

      WITNESS the due execution hereof this 24th day of August, 2001.



/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh